UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2011
HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive office)	(Zip Code)
(419) 247-2800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     As reported on Item 1.01 of its Current Report on Form 8-K filed on February 28, 2011, Health Care REIT, Inc. (the “Company”) entered into a definitive purchase agreement (the “Purchase Agreement”) with FC-GEN Investment, LLC (“FC-GEN”) and FC-GEN Operations Investment, LLC (“OpCo”) to acquire (the “Acquisition”) 100% of the equity interests of FC-GEN Acquisition Holding, LLC (“Acquisition Holding”).
     The Company is filing this Current Report on Form 8-K to provide certain financial information with respect to the proposed Acquisition. Specifically, this Current Report on Form 8-K provides: (1) the Company’s unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2010 relating to the proposed Acquisition, attached hereto as Exhibit 99.1; (2) FC-GEN Acquisition Holding, LLC’s audited consolidated financial statements as of December 31, 2009 and 2008 (Successor periods) and for the years ended December 31, 2009 and 2008 and for the period July 14, 2007 through December 31, 2007 (Successor periods) and for the period January 1, 2007 through July 13, 2007 (Predecessor period), attached hereto as Exhibit 99.2; and (3) FC-GEN Acquisition Holding, LLC’s unaudited condensed consolidated financial statements as of September 30, 2010 and December 31, 2009 and for the nine months ended September 30, 2010 and 2009, attached hereto as Exhibit 99.3. The information in Exhibits 99.2 and 99.3 was provided by FC-GEN Acquisition Holding, LLC.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith:

No.	Description
23.1	Consent of KPMG LLP

99.1	Health Care REIT, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2010

99.2	FC-GEN Acquisition Holding, LLC Consolidated Financial Statements as of December 31, 2009 and 2008 (Successor periods) and for the years ended December 31, 2009 and 2008 and for the period July 14, 2007 through December 31, 2007 (Successor periods) and for the period January 1, 2007 through July 13, 2007 (Predecessor period)

99.3	FC-GEN Acquisition Holding, LLC Condensed Consolidated Financial Statements as of September 30, 2010 and December 31, 2009 and for the nine months ended September 30, 2010 and 2009
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.
Date: February 28, 2011	By:	/s/ GEORGE L. CHAPMAN
George L. Chapman,
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

No.	Description
23.1	Consent of KPMG LLP

99.1	Health Care REIT, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the year ended December 31, 2010

99.2	FC-GEN Acquisition Holding, LLC Consolidated Financial Statements as of December 31, 2009 and 2008 (Successor periods) and for the years ended December 31, 2009 and 2008 and for the period July 14, 2007 through December 31, 2007 (Successor periods) and for the period January 1, 2007 through July 13, 2007 (Predecessor period)

99.3	FC-GEN Acquisition Holding, LLC Condensed Consolidated Financial Statements as of September 30, 2010 and December 31, 2009 and for the nine months ended September 30, 2010 and 2009

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